UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant     ☒
Filed by a Party other than the Registrant     ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TERAWULF INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

TERAWULF INC.
9 Federal Street
Easton, MD 21601
[___], 2025

Dear Stockholder:
We are pleased to invite you to attend a special meeting (the “Special Meeting”) of stockholders of TeraWulf Inc. (the “Company,” “TeraWulf,” “we,” “us,” or “our”) to be held on [__], 2025 at [__], Eastern Time. The Special Meeting will be held in virtual meeting format only.
You may visit www.investors.terawulf.com to access various web-based reports, executive messages and timely information about TeraWulf’s global business.
Whether or not you plan to attend the Special Meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the meeting and vote your shares at the meeting if you wish to do so.
The Special Meeting will be held for the following purpose as more fully described in the attached formal meeting notice and proxy statement, including the appendices thereto and related materials (the “Proxy Statement”):
•To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.001 per share (“Common Stock”), authorized for issuance from 600,000,000 shares to 950,000,000 shares (the “Charter Amendment” and such proposal the “Charter Amendment Proposal”).
The Proxy Statement attached to this letter provides you with more specific information concerning the Special Meeting, the Charter Amendment Proposal and other matters, including information as to how to cast your vote. The Company encourages you to read the entire Proxy Statement, including the appendices, carefully and in their entirety.
Holders of shares of the Company’s Common Stock, and holders of shares of our Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), voting together as a single class, of record at the close of business on August 25, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.
Your vote is important. Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Therefore, we urge you to vote and submit your proxy promptly through the Internet, telephone or mail.
On behalf of the board of directors of the Company, we would like to express our appreciation for your continued support of and interest in TeraWulf.
If you have questions about the Special Meeting or need additional copies of our proxy materials, please contact Investor Relations at 410-770-9500 or info@terawulf.com. If you require assistance in submitting your
iii

proxy or voting your shares, please contact EQ Shareowner Services at stocktransfer@equiniti.com or 651-450-4064.
If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.
Sincerely,

Paul B. Prager
Chair of the Board of Directors

iii

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

TERAWULF INC.
9 Federal Street
Easton, MD 21601
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	[___], Eastern Time, on [___], 2025.
Place
The Special Meeting will be held in virtual format only. You will be able to attend and participate in the Special Meeting online by visiting: www.proxypush.com/WULF, where you will be able to listen to the meeting live, submit questions and vote. To be admitted to the virtual meeting, eligible persons must first register at anytime before the Special Meeting by visiting register.proxypush.com/WULF on their smartphone, tablet or computer. You will then be required to enter the 16-digit control number found on your proxy card or voting instruction form. If your shares are held in “street name” through a broker, bank or other nominee, you may obtain your control number by contacting them. If you encounter any trouble registering by visiting register.proxypush.com/WULF, you may seek assistance by clicking “Having trouble registering?” at the bottom of the page. After registering, you will receive a confirmation email. Additionally, you will receive a reminder email approximately one hour before the start of the meeting to the email address provided during registration. If you encounter any difficulty accessing the Special Meeting or during the Special Meeting, please call the technical support number posted on the Special Meeting website. The technical support number will be available at least 15 minutes before the start of the meeting.

Items of Business
To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance from 600,000,000 shares to 950,000,000 shares (the “Charter Amendment”). We refer to this proposal as the “Charter Amendment Proposal.”

Record Date
Holders of shares of the Company’s Common Stock and holders of shares of our Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), voting together as a single class, of record at the close of business on August 25, 2025, are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder at our principal executive offices for a period of ten days prior to the Special Meeting.

Voting	Your vote is important. Whether or not you plan to attend the Special Meeting, we urge you to submit your proxy or voting instructions through the Internet, telephone or mail as soon as possible.

This Notice of Special Meeting of Stockholders (the “Notice”), the accompanying proxy statement and form of proxy are first being mailed on or about [___], 2025 to stockholders of record as of August 25, 2025. Only stockholders of record at the close of business on that date may vote by ballot at the meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend TeraWulf Inc.’s Special Meeting, we strongly encourage you to submit your proxy or voting instructions as soon as possible.
We also encourage you to submit your proxy or voting instructions via the Internet, which is convenient, helps reduce the environmental impact of our Special Meeting and saves us significant postage and processing costs. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Proxy Materials and the Special Meeting” beginning on page 1 of the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD IN VIRTUAL FORMAT ONLY ON [___], 2025 AT [___] EASTERN TIME
THE PROXY STATEMENT FOR THE SPECIAL MEETING IS AVAILABLE ON THE INTERNET AT
www.investors.terawulf.com.

Please carefully read the Proxy Statement. Even if you expect to attend the Special Meeting, please promptly complete, execute, date and return the enclosed proxy card or voting instruction form in the accompanying postage-paid envelope. No postage is necessary if mailed in the United States. You may also submit proxies to have your shares voted electronically through the Internet or by” telephone by following the instructions on the enclosed proxy card or voting instruction form. If you submitted a proxy by Internet or telephone, then you need not return a written proxy card or voting instruction form by mail. Stockholders who attend the Special Meeting may revoke their proxies and vote in person if they so desire (as described below).
TERAWULF INC.
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To be held virtually on [___], 2025
The board of directors (the “Board” or “Board of Directors”) of TeraWulf, Inc. (referred to herein as the “Company,” “TeraWulf,” “we”, “us” or “our”) is soliciting your proxy to vote at the special meeting of stockholders (the “Special Meeting”) to be held on [___], 2025, at [___] Eastern Time. The Special Meeting will be held in virtual format only. You will be able to attend and participate in the Special Meeting online by visiting: www.proxypush.com/WULF, where you will be able to listen to the meeting live, submit questions and vote. To be admitted to the virtual meeting, eligible persons must first register at anytime before the Special Meeting by visiting register.proxypush.com/WULF on their smartphone, tablet or computer. You will then be required to enter the 16-digit control number found on your proxy card or voting instruction form. If your shares are held in “street name” through a broker, bank or other nominee, you may obtain your control number by contacting them. If you encounter any trouble registering by visiting register.proxypush.com/WULF, you may seek assistance by clicking “Having trouble registering?” at the bottom of the page. After registering, you will receive a confirmation email. Additionally, you will receive a reminder email approximately one hour before the start of the meeting to the email address provided during registration. If you encounter any difficulty accessing the Special Meeting or during the Special Meeting, please call the technical support number posted on the Special Meeting website. The technical support number will be available at least 15 minutes before the start of the meeting.
This proxy statement, including the appendices hereto and related materials (collectively, this “Proxy Statement”), summarizes information about the proposal to be considered at the Special Meeting and other information you may find useful in determining how to vote.
The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions (the “proxy card”).
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING
Why did I receive these proxy materials?
The Board is soliciting proxies for its Special Meeting. The Special Meeting will be held in virtual format only, on [___], 2025, at [___], Eastern Time. Holders of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and holders of shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), voting together as a single class, of record at the close of business on August 25, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.
As a holder of shares of our Common Stock or our Series A Preferred Stock as of the close of business on August 25, 2025 which is the record date (the “Record Date”) fixed by the Board of Directors, you are invited to attend the Special Meeting and are entitled and urged to vote your shares on the proposal described in this Proxy

Statement. The information included in this Proxy Statement relates to the proposal to be voted on at the Special Meeting, the voting process and other information.
This Proxy Statement, along with the accompanying Notice, summarizes the information you need to know to vote by proxy or in person at the Special Meeting. The following are answers to certain questions that you may have regarding the Special Meeting. You are invited to attend the Special Meeting to vote on the proposal described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy.
Where will the Special Meeting be held?
The Special Meeting will be held in virtual format only on [___], 2025, at [___] Eastern Time. You will be able to attend and participate in the Special Meeting online by visiting: www.proxypush.com/WULF, where you will be able to listen to the meeting live, submit questions and vote. To be admitted to the virtual meeting, eligible persons must first register at any time before the Special Meeting by visiting register.proxypush.com/WULF on their smartphone, tablet or computer. You will then be required to enter the 16-digit control number found on your proxy card or voting instruction form. If your shares are held in “street name” through a broker, bank or other nominee, you may obtain your control number by contacting them. If you encounter any trouble registering by visiting register.proxypush.com/WULF, you may seek assistance by clicking “Having trouble registering?” at the bottom of the page. After registering, you will receive a confirmation email. Additionally, you will receive a reminder email approximately one hour before the start of the meeting to the email address provided during registration. If you encounter any difficulty accessing the Special Meeting or during the Special Meeting, please call the technical support number posted on the Special Meeting website. The technical support number will be available at least 15 minutes before the start of the meeting.
What proposal will be voted on at the Special Meeting?
Our stockholders are being asked to approve the following proposal at the Special Meeting:
•An amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 600,000,000 shares to 950,000,000 shares (the “Charter Amendment Proposal”).
How does the Board of Directors recommend that I vote?
After careful consideration, the Board unanimously recommends that our stockholders vote:
“FOR” the Charter Amendment Proposal.
Who is entitled to vote at the Special Meeting?
Anyone owning shares of Common Stock or Series A Preferred Stock at the close of business on August 25, 2025, the Record Date for this Special Meeting, is entitled to attend and to vote on all items properly presented at the Special Meeting.
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, EQ Shareowner Services (“EQ”), then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, to vote electronically at the Special Meeting, or by Internet or by telephone, or, if you received paper copies of the proxy materials by mail, to vote by mail by following the instructions on the proxy card or voting instruction card.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If, at the close of business on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that nominee. The nominee holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee. Please see “How do I vote and what are the voting deadlines?” below regarding voting procedures for beneficial owners.
How do I vote and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in any one of the following ways:
You may vote at the Special Meeting. If you or your proxy wish to vote at the Special Meeting, you or your proxy will need to attend the Special Meeting by visiting www.proxypush.com/WULF. To be admitted to the virtual meeting, eligible persons must first register at anytime before the Special Meeting by visiting register.proxypush.com/WULF on their smartphone, tablet or computer. You will then be required to enter your 16-digit control number included in your voting instruction form or proxy card. If you encounter any difficulty accessing the Special Meeting or during the Special Meeting, please call the technical support number posted on the Special Meeting website. The technical support number will be available at least 15 minutes before the start of the meeting. If you vote in advance online, by phone or by mailing in a proxy card, you may still attend the Special Meeting and vote during the meeting, but, in that case, only the votes you enter during the meeting will count.
Even if you plan to attend the Special Meeting, we recommend that you also vote either by telephone, by Internet, or by mail so that your vote will be counted if you ultimately decide not, or are unable, to attend.
•You may vote by mail. To vote by mail, complete, sign and date the proxy card that accompanies this Proxy Statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received by 11:59 p.m. Eastern Time on [ ], 2025.
•You may vote by telephone. To vote over the telephone, call toll-free 1-866-883-3382 from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. You will be asked to provide the control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, and will be accessible until 11:59 p.m. Eastern Time on [ ], 2025.
•You may vote via the Internet. To vote via the Internet, go to www.proxypush.com/WULF to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, and will be accessible until 11:59 p.m. Eastern Time on [ ], 2025.
Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card received from their broker, bank or other nominee to such nominee, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares electronically at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee. We therefore urge you to vote in advance of the Special Meeting using the voting instructions provided by your broker, bank or other nominee.

How can I participate during the Special Meeting?
We have designed the virtual Special Meeting to provide substantially the same opportunities to participate as stockholders would have at an in-person meeting. Our virtual Special Meeting will be conducted on the Internet via live webcast. Stockholders will be able to attend and participate online and submit questions in advance and during the Special Meeting by visiting www.proxypush.com/WULF.
The virtual Special Meeting format allows stockholders to communicate with us during the Special Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question or questions in advance of the Special Meeting, you may do so at www.proxypush.com/WULF on an ongoing basis. If you wish to submit a question during the Special Meeting, you may do so by logging into the virtual meeting platform at www.proxypush.com/WULF, clicking the Q&A button on your screen and typing your question into the provided text field.
We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or Company business or are inappropriate. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Special Meeting will be answered in the live Question and Answer session during the Special Meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the Special Meeting, related rules of conduct, and other materials for the Special Meeting will be available during the Special Meeting at www.proxypush.com/WULF.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can change your vote or revoke your proxy by:
•Providing another proxy, or using any of the available methods for voting, with a later date;
•Notifying the Company’s secretary in writing before the Special Meeting that you wish to revoke your proxy; or
•Voting at the Special Meeting.
Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
Who is asking for my vote?
The Company is soliciting your proxy on behalf of the Board of Directors. The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and employees, may solicit proxies in person, by telephone or by electronic means. Such directors and employees will not receive any special remuneration for these efforts.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. The persons named in the proxy have been designated as proxies for the Special Meeting by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder on such proxy. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposal as described below, the shares will be voted in accordance with the proxies’ judgment.

What are my voting rights?
Each share of Common Stock is entitled to one vote on each matter properly presented at the Special Meeting. At the close of business on Monday, August 25, 2025, there were 407,944,157 shares of Common Stock outstanding. A list of all record stockholders as of the Record Date will be available during ordinary business hours at the Company’s principal place of business located at 9 Federal Street, Easton, MD 21601, from [___], 2025, at least 10 days before the Special Meeting, and will also be available for inspection at the Special Meeting.
What is the quorum requirement for the Special Meeting?
A quorum is the minimum number of shares required to be present or represented at the Special Meeting for the meeting to be properly held. The presence, represented in person or by proxy, of the holders of a majority of the voting power of our outstanding Common Stock entitled to vote at the Special Meeting will constitute a quorum to transact business at the Special Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chair of the meeting may adjourn the meeting to another time or place.
What are broker non-votes?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee, as applicable, holding the shares as to how to vote on matters deemed “non-routine.” The beneficial owner of shares held in “street name” is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

Under the applicable rules, the Charter Amendment Proposal is a “routine” matter. Accordingly, brokers, banks or other nominees can vote on this proposal without instructions from beneficial owners and there will not be any broker non-votes in respect of this proposal.

What are the effects of abstentions?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes “AGAINST” a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the voting power of the total outstanding shares entitled to vote, regardless of whether such shares are present in person or represented by proxy at the Special Meeting.
What is the voting requirement to approve the Charter Amendment Proposal?
Approval of the Charter Amendment Proposal. The approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the voting power of the outstanding shares of our capital stock (Common Stock and Series A Preferred Stock, voting together as a single class), regardless of whether such shares are present in person or represented by proxy at the Special Meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the Special Meeting and will have the same effect as a vote “AGAINST” the proposal.
What if I do not vote, do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
Stockholder of Record. If you are a stockholder of record and do not vote through the Internet, by completing your proxy card, by telephone or virtually at the Special Meeting, your shares will not be voted. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted “FOR” the Charter Amendment Proposal.
Street Name Stockholders. Brokers, banks, and other nominees holding shares of Common Stock in street name for customers are generally required to vote such shares in the manner directed by their customers.
Who will count the votes?
A representative of EQ will tabulate the votes and act as inspector of elections.
May I vote confidentially?
Yes. Our policy is to keep your vote confidential, except as otherwise legally required, to allow for the tabulation and certification of votes and to facilitate proxy solicitation.
Where can I find the voting results from the Special Meeting?
We will announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the date the Special Meeting concludes.
How can I obtain information about the Company?
A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2024 (our “Annual Report”) is available on our website at www.investors.terawulf.com. Stockholders may also obtain a free copy of our Annual Report, including the financial statements and the financial statement schedules, by visiting our website or by sending a request in writing to Attention: Office of the General Counsel, TeraWulf Inc., 9 Federal Street, Easton, MD 21601.
How can I contact the Company’s transfer agent?
You may contact our transfer agent, EQ Shareowner Services, by telephone at 651-450-4064, or by e-mail at stocktransfer@equiniti.com.
I share an address with another stockholder, and we received only one copy of the Proxy Statement. How may I obtain an additional copy of the Proxy Statement?
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. For this meeting, a number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or us. You may contact us at our principal executive offices as follows:
TeraWulf Inc.
Attention: Chief Legal Officer
9 Federal Street
Easton, MD 21601
Tel: 410-770-9500

Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon?
There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

CHARTER AMENDMENT PROPOSAL — INCREASE IN AUTHORIZED SHARES

Purpose of the Charter Amendment
We are asking you to adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation, which is attached to this Proxy Statement as Appendix A (the “Charter Amendment”), to increase the number of shares of our Common Stock authorized for issuance from 600,000,000 to 950,000,000. The Board believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock to provide the Company with the flexibility to issue additional shares of Common Stock for a variety of corporate purposes without the delay and expense of seeking stockholder approval at a future special meeting. These purposes may include, but are not limited to:
•Facilitating strategic partnerships, joint ventures or other collaborative arrangements;
•Financing growth initiatives and capital expenditures through equity or equity-linked offerings;
•Providing equity incentives to employees, officers and directors pursuant to the Company’s compensation plans; and
•Other general corporate purposes approved by the Board.
Recent Developments
In August 2025, the Company executed a series of strategic transactions, each of which included the issuance of shares of Common Stock and/or warrants exercisable for shares of Common Stock. These transactions included: (i) issuing warrants to Google LLC (“Google”) in connection with ten-year data center lease agreements with Fluidstack USA I Inc., each supported by a financial backstop from Google; (ii) entering into a long-term ground lease for the Cayuga site in Lansing, New York, providing up to 400 megawatts of additional data center capacity; and (iii) issuing convertible senior notes, which are required to be settled in cash until the Company increases the number of its shares of Common Stock authorized for issuance.
As a result of these transactions, the Company has limited remaining capacity to issue shares of Common Stock under its current authorization. The Charter Amendment is intended to restore flexibility to support future strategic partnerships, site expansions, acquisitions, financing transactions and equity incentive programs, and to ensure the Company maintains sufficient capacity to pursue growth opportunities and enhance long-term stockholder value.
This description of the effect of the Charter Amendment Proposal is a summary and is qualified by the full text of the Charter Amendment, which is attached to this Proxy Statement as Appendix A and incorporated herein by reference.
Vote Required and Recommendation of the Board
Approval of the Charter Amendment Proposal requires FOR votes from the holders of at least a majority of the total outstanding shares entitled to vote, regardless of whether such shares are present in person or represented by proxy at the Special Meeting. You may vote “FOR” or “AGAINST” this proposal, or you may indicate that you wish to “ABSTAIN” from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote “AGAINST” this proposal. As a “routine” proposal, we do not expect broker non-votes on the Charter Amendment Proposal.
If the Charter Amendment Proposal is approved by the requisite number of our stockholders, we expect to file the approved Charter Amendment with the Secretary of State of the State of Delaware promptly after the Special Meeting, which will become effective at the time of the filing.

Notwithstanding the foregoing, at any time prior to the effectiveness of the filing of an approved charter amendment with the Secretary of State of the State of Delaware, our Board reserves the right to abandon the approved charter amendment and not to file the charter amendment, even if the Charter Amendment is approved by our stockholders, if our Board, in its discretion, determines that the approved Charter Amendment is no longer in the best interests of our Company or our stockholders.
If the Charter Amendment Proposal is not approved by the requisite vote of our stockholders, then the Charter Amendment will not be filed with the Secretary of State of the State of Delaware and our current Amended and Restated Certificate of Incorporation will remain in place and our number of authorized shares will remain unchanged.
The Board unanimously recommends that stockholders vote “FOR” the approval of the Charter Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our Common Stock as of August 25, 2025, by:
•each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;
•each of our executive officers for fiscal year 2024 who is currently serving;
•each of our current directors; and
•all of our current directors and executive officers as a group.
As of August 25, 2025, there were 407,944,157 shares of Common Stock outstanding.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information does not necessarily indicate beneficial ownership for any other purpose. Under the SEC rules, the number of shares of capital stock deemed beneficially owned includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days of August 25, 2025 and restricted stock units that vest within 60 days of August 25, 2025. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days of August 25, 2025 and restricted stock units that vest within 60 days of August 25, 2025 are deemed outstanding for that person or group but not for any other person or group. Unless otherwise indicated, the address of each person or entity named in the table below is 9 Federal Street, Easton, MD 21601.

	Shares of Common Stock
	Beneficially Owned
	Number	Percent
5% Stockholders
Riesling Power LLC(1)	36,100,000	8.8%
Executive Officers and Directors
Paul Prager(2)	43,364,058	10.6%
Patrick Fleury(3)	4,001,750	*
Nazar Khan(4)	27,680,220	6.8%
Kerri Langlais(5)	4,513,357	1.1%
William Tanimoto(6)	24,251	*
Michael Bucella(7)	261,915	*
Walter Carter(8)	294,804	*
Amanda Fabiano(9)	40,769	*
Catherine Motz(10)	212,860	*
Steven Pincus(11)	336,192	*
Lisa Prager(12)	248,375	*
All current directors and executive officers as a group (11 persons)	80,978,551	19.9%

*    Less than 1%.

(1)    Consists of 36,100,000 shares of our Common Stock owned directly by Riesling Power LLC (“Riesling”). The Paul B. Prager 2020 Revocable Trust (“Prager Revocable Trust”) is the sole member of Riesling. Mr. Prager is the sole trustee of the Prager Revocable Trust and may be deemed to have the power to direct the voting and disposition of the shares of Common Stock beneficially owned by the Prager Revocable Trust. Paul B. Prager is the Chief Executive Officer of the Company and the Chairman of its board of directors. The address of Riesling is 5 Federal Street, Easton, Maryland 21601.
(2)    Consists of (i) 36,100,000 shares of our Common Stock beneficially owned by Riesling; (ii) 5,000 shares of our Common Stock directly held by Heorot Power Holdings LLC (“Heorot”); (iii) 1,971,778 shares of our Common Stock underlying warrants held by Allin WULF LLC (“Allin WULF”), exercisable at any time at the option of the holder thereof; (iv) 4,795,580 shares of our Common Stock held by Beowulf Electricity & Data Holdings Inc. (“E&D Holdings”), (v) 491,700 shares of our Common Stock owned directly by Paul Prager. The Prager Revocable Trust is the sole member of Riesling. Mr. Prager is the sole trustee of the Prager Revocable Trust and may be deemed to have the power to direct the voting and disposition of the shares of Common Stock beneficially owned by the Prager Revocable Trust. Paul Prager is the sole manager of Heorot, the sole managing member of Allin WULF and the sole manager of E&D Holdings, and in such capacities may be deemed to beneficially own the shares of Common Stock beneficially owned and held directly by Riesling, Heorot, Allin WULF, and E&D Holdings.
(3)     Consists of (i) 3,975,336 shares of our Common Stock owned directly by Patrick Fleury and (ii) 26,414 shares of our Common Stock owned by Teton Rough Riders Mining LLC of which Patrick Fleury is a managing member.
(4)    Consists of (i) 14,146,423 shares of our Common Stock owned directly by Nazar Khan; (ii) 4,019,787 shares of our Common Stock owned by various trusts and limited liability companies over which Nazar Khan may be deemed to have dispositive control; (iii) 414,939 owned by Yaqeen Trust I over which Nazar Khan may be deemed to have dispositive control; (iv) 7,269,019 shares of Common Stock owned by Lake Harriet Holdings of which Nazar Khan is a managing member; and (v) 1,830,052 shares of our Common Stock underlying warrants held by Lake Harriet Holdings, exercisable at any time at the option of the holder thereof. Nazar Khan is the sole manager of Lake Harriet Holdings and, in such a capacity, may be deemed to beneficially own the shares of Common Stock beneficially owned by Lake Harriet Holdings.
(5)    Consists of (i) 3,613,896 shares of our Common Stock owned directly by Kerri Langlais, (ii) 864,701 shares of our Common Stock owned by a trust over which Kerri Langlais may be deemed to have dispositive control and (iii) 34,760 shares of our Common Stock into which the shares of Series A Preferred Stock held directly by Kerri Langlais are convertible.
(6)    Consists of 24,251 shares of our Common Stock owned directly by William Tanimoto.
(7)    Consists of (i) 227,293 shares of our Common Stock owned directly by Michael Bucella, and (ii) 34,622 shares of our Common Stock into which the shares of Series A Convertible Preferred Stock held directly by Michael Bucella are convertible.
(8)    Consists of 294,804 shares of our Common Stock owned directly by Walter Carter.
(9)    Consists of 40,769 shares of our Common Stock owned directly by Amanda Fabiano.
(10)    Consists of 212,860 shares of our Common Stock owned directly by Catherine Motz.
(11)    Consists of (i) 329,268 shares of our Common Stock owned directly by Steven Pincus, and (ii) 6,924 shares of our Common Stock into which the shares of Series A Convertible Preferred Stock held directly by Steven Pincus are convertible.
(12)    Consists of 248,375 shares of our Common Stock owned directly by Lisa Prager.

HOUSEHOLDING MATTERS
The SEC has adopted rules that permit companies to deliver a single Notice or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Annual Report, this Proxy Statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Notice and/or Proxy Statement, either now or in the future, please contact Stefanie C. Fleischmann by mailing a request to TeraWulf Inc., 9 Federal Street, Easton, MD 21601, or by calling our telephone number at 410-770-9500 and requesting to be connected to the office of Stefanie C. Fleischmann. Upon written or oral request to Stefanie C. Fleischmann, we will promptly provide a separate copy of this Proxy Statement and Notice. In addition, stockholders at a shared address who receive multiple copies of the Notice or multiple copies of proxy materials may request to receive a single Notice or a single copy of proxy materials in the future in the same manner as described above.
OTHER MATTERS
The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the Special Meeting other than that referred to herein. If any other business should properly come before the Special Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy card will have authority to vote, in their discretion, all shares represented by such proxies that have been received and not theretofore properly revoked.
We file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other documents electronically with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You may obtain such reports from the SEC’s website at www.sec.gov.
Our Investor Relations website address is www.investors.terawulf.com. We make available, free of charge through our Investor Relations website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.
Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Special Meeting, we will, without charge, provide a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, for the fiscal year ended December 31, 2024, as filed with the SEC. Requests should be directed to Stefanie C. Fleischmann, TeraWulf Inc., 9 Federal Street, Easton, MD 21601.

RIGHT OF APPRAISAL
Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation and the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

This [___] day of [___], 2025.

By Order of the Board of Directors

Paul Prager, Chairman of the Board
Easton, Maryland

Preliminary - Subject to Completion

TERAWULF

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.proxypush.com/wulf
Use the Internet to vote your proxy.
Scan code below for mobile voting.

PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

FPO

Please detach here

The Board of Directors Recommends a Vote FOR Item 1.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below: ☐

Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Preliminary - Subject to Completion

TERAWULF

SPECIAL MEETING OF STOCKHOLDERS

[______]
[_____] **Eastern Time**

To register for the virtual meeting, please follow the instructions below:

- Visit **register.proxypush.com/WULF** on your smartphone, tablet or computer.
- As a stockholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card.

TERAWULF proxy

This proxy is solicited by the Board of Directors for use at the Special Meeting on [_____], 2025.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Item 1.

By signing this proxy, you revoke all prior proxies and appoint Stefanie C. Fleischmann and Paul B. Prager, and each of them with full power of substitution, to vote your shares of common stock and/or Series A preferred stock on the matters shown on the reverse side and any other matters that may come before the Special Meeting and all adjournments.

See reverse for voting instructions.

Appendix A
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TERAWULF INC.
TeraWulf Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY THAT:

1.The certificate of incorporation of the Corporation as heretofore in effect is hereby amended by replacing Article IV, Section 4.1 with the following:

“4.1 Authorized Stock. The total number of shares of all classes of stock that the Corporation shall have authority to issue is ~~700,000,000~~ 1,050,000,000 shares, divided into (a) ~~600,000,000~~ 950,000,000 shares of Common Stock, with the par value of $0.001 per share (the “Common Stock”), and (b) 100,000,000 shares of Preferred Stock, with the par value of $0.001 per share (the “Preferred Stock”). The authorized number of shares of any class or series of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, and no separate vote of such class or series of stock the authorized number of which is to be increased or decreased shall be necessary to effect such change.

The Board (as defined below) is hereby authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the shares of such series. The powers, designations, preferences and relative, participating, optional or other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, may differ from those of any and all other series at any time outstanding.”

2.The forgoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]
A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this _____ day of __________, ~~2024~~ 2025.

TeraWulf Inc.
By:
Name: Paul Prager
Title: Chief Executive Officer
A-2